Exhibit 99.1





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                             SHAREHOLDERS AGREEMENT


                                  by and among


                                  CONSECO, INC.


                                       and


                                BARRY J. HERSHEY


                                       and


                                 CONNIE HERSHEY







               --------------------------------------------------



                           Dated as of August 25, 1996


               --------------------------------------------------





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                                Table of Contents

                                                                          Page
                                                                         ------

1.  Certain Covenants....................................................  1
         1.1      Voting of Shares.......................................  1
         1.2      No Solicitation........................................  2
         1.3      Prohibited Transfers...................................  2

2.  Representations and Warranties of the Shareholders...................  3
         2.1      Authorization, Validity and Effect of Agreement. ......  3
         2.2      No Conflict; Required Filings and Consents.............  3
         2.3      Ownership of Owned Shares..............................  3

3. Representations and Warranties of Conseco.............................  3
         3.1      Authorization, Validity and Effect of Agreement........  4
         3.2      No Conflict; Required Filings and Consents.............  4

4.  General Provisions...................................................  4
         4.1      Notices................................................  4
         4.2      Entire Agreement.......................................  5
         4.3      Counterparts...........................................  5
         4.4      Governing Law..........................................  5
         4.5      Assignment; Binding Effect.............................  5
         4.6      Headings, Gender, etc..................................  5
         4.7      Invalid Provisions.....................................  6
         4.8      Termination............................................  6
         4.9      Specific Performance...................................  6




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                             Shareholders Agreement

                  Shareholders Agreement (this "Agreement"), dated as of August 25, 1996, by and between Conseco, Inc., an Indiana corporation ("Conseco"), and Barry J. Hershey ("BJH") and Connie Hershey ("CH"), each an individual residing at 900 Tanglewood Drive, Concord, Massachusetts (collectively, the "Shareholders").

                                    Recitals

                  A. Conseco, CAF Acquisition Company, an Ohio corporation and wholly owned subsidiary of Conseco ("Merger Sub"), and Capitol American Financial Corporation, an Ohio corporation (the "Company"), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which the parties thereto have agreed, on the terms and subject to the conditions set forth therein, to merge the Merger Sub with and into the Company (the "Merger").

                  B. As of the date hereof, BJH is the beneficial owner of, and has the sole right to vote and dispose of, 5,571,572 shares (the "BJH Owned Shares") of Common Stock, without par value, of the Company (the "Company Common Shares"), CH is the record or beneficial owner of, and has the sole right to vote and dispose of, 1,885,060 Company Common Shares (the "CH Owned Shares") and the Hershey Family Foundation is the beneficial owner of 297,371 shares, for which shares BJH and CH share voting rights (the "Foundation Shares") and, collectively with the BJH Owned Shares and the CH Owned Shares, the "Owned Shares").

                  C. As a condition to its willingness to enter into the Merger Agreement, Conseco has required that simultaneously with the execution of the Merger Agreement Shareholders agree, and Shareholders are each willing to agree, to the matters set forth herein.

                  1.  Certain Covenants

                  1.1  Voting of Shares.  Each of the  Shareholders  will,  with respect to all Owned Shares owned respectively by such Shareholder, together with (a) any additional shares of capital stock of the Company which such Shareholder is or becomes entitled to receive from the Company by reason of being a record holder of the Owned Shares owned by such Shareholder, (b) any securities or other property into which any such Owned Shares shall have been or shall be converted or changed (other than Conseco Common Shares (as defined below)), whether by amendment to the Articles of Incorporation of the Company, merger, consolidation, reorganization, capital change or otherwise, (c) any additional Company Common Shares acquired by Shareholders as the result of Shareholders exercising an option, warrant or other right to acquire shares of capital stock from the Company (all of the foregoing hereinafter collectively referred to as the "Additional Owned Shares"), and (d) any shares of capital stock referred to in clauses (a), (b), and (c) above that are issued or issuable in respect of Additional Owned Shares (the Owned Shares, the Additional Owned Shares and any securities referred to in clause (d) above hereinafter collectively referred to as the "Voting Shares"), that such Shareholder owns of record or beneficially on the record date for voting at the meeting of shareholders called to consider and vote upon the Merger (the "Shareholders



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Meeting"),  vote or cause to be voted such Voting Shares (or execute or cause to be executed written consents with respect to such Voting Shares) (i) in favor of the adoption of the Merger Agreement and any other transactions contemplated by the Merger Agreement, (ii) against any Acquisition Proposal (as defined in the Merger Agreement), and (iii) in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon at the Shareholders Meeting. In addition, BJH agrees that, with respect to Company Common Shares as to which he shares voting power with other fiduciaries, he will recommend that such other fiduciaries vote such shares in accordance with the voting agreements of BJH under this Section 1.1 or, if the Company Common Shares as to which he shares voting power with other fiduciaries are distributed to family members, he will recommend that such family members vote such shares in accordance with the voting agreements of BJH under this Section 1.1. Each of the Shareholders acknowledges receipt and review of a copy of the Merger Agreement.

                  1.2 No Solicitation. Prior to the Effective Time (as defined in the Merger Agreement), (a) each Shareholder will not, and will cause his or her agents or representatives (including, without limitation, any investment banker, attorney or accountant retained by such Shareholder) not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any Acquisition Proposal or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal, and (b) Shareholders will notify Conseco immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, such Shareholder.

                  1.3 Prohibited Transfers. During the term of this Agreement, neither Shareholder will, except pursuant hereto or the Merger Agreement (a) sell, pledge or otherwise dispose of any Voting Shares or any interest therein,
(b)  deposit  any  Voting  Shares  into a voting  trust  or enter  into a voting agreement or arrangement with respect to any Voting Shares or grant any proxy with respect thereto, or (c) enter into any contract, option or other arrangement or undertaking with respect to the foregoing or the direct or indirect acquisition or sale, assignment, transfer or other disposition of any Company Common Shares or any interest therein; provided, however, the Shareholders may transfer Voting Shares to their children or the Hershey Family Foundation or to any family or charitable entity if, and only if, the Shareholders, or Shareholder, as the case may be, retains the power to vote such transferred Voting Shares in favor of the Merger.

                  1.4 Capitol Insurance Company of Ohio. Conseco agrees to provide a slate of nominees for directors of Capitol Insurance Company of Ohio, an Ohio Non-Profit Corporation ("CIO"), and each of the Shareholders agrees to use such Shareholder's respective best efforts to elect the Conseco nominees as directors of CIO effective as of the Effective Time and as of that time each of the Shareholders agrees to resign as officers and directors of CIO and to use such Shareholder's respective best efforts to cause the other officers and directors of CIO to resign.

                           Conseco agrees for a period of two years after the
Effective Time to cause to be maintained officers and directors liability insurance covering the Shareholders and all other current directors of CIO, in their capacities as such officers and directors, on the



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same terms or on terms  substantially  no less  advantageous  than the  existing officers and directors liability insurance policy of the Company.

                  2.  Representations and Warranties of the Shareholders

                  Each  of  the   Shareholders,   with   respect  only  to  such
Shareholder and the Owned Shares owned by Shareholder, hereby represents and warrants to Conseco as follows:

                  2.1 Authorization, Validity and Effect of Agreement. Such Shareholder has the requisite capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Shareholder and constitutes the valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms.

                  2.2 No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by such Shareholder do not, and the consummation by Shareholders of the transactions contemplated hereby will not,
(i) subject to making the filings and  obtaining  the  approvals  identified  in
Section 2.2(b), conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Shareholder or by which such Shareholder or any Voting Shares owned by such Shareholder is bound or affected, or (ii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the loss of a material benefit under, or give to others any right of purchase or sale, or any right of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any Voting Shares owned by such Shareholder pursuant to any contract, agreement or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or any property or asset of such Shareholder is bound or affected.

                  (b) The execution and delivery of this Agreement by such Shareholder do not, and the performance of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign (each a "Governmental Entity"), except for (i) applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) the filings and/or notices required under the insurance laws of the jurisdictions set forth in Section 2.3 of the Disclosure Schedule, if any.

                  2.3 Ownership of Owned Shares. BJH is the sole record or beneficial owner of the BJH Owned Shares, free and clear of any security interests, liens, charges, encumbrances, equities, claims, options, proxies, shareholder agreements or limitations of whatever nature and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of the BJH Owned Shares or any interest therein) except pursuant to this Agreement (an "Encumbrance"). CH is the sole record or beneficial owner of the CH Owned Shares, free and clear of any Encumbrance.

                  3. Representations and Warranties of Conseco

                  Conseco hereby represents and warrants to the Shareholders as follows:




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                  3.1 Authorization,  Validity and Effect of Agreement.  Conseco
has the requisite corporate power and authority to execute and deliver this agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Conseco and constitutes the valid and binding obligation of Conseco, enforceable against Conseco in accordance with its terms.

                  3.2 No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by Conseco do not, and the consummation by Conseco and of the transactions contemplated hereby will not, (i) conflict with or violate the articles of incorporation or by-laws of Conseco, (ii) subject to making the filings and obtaining the approvals identified in Section 3.2(b), conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Conseco or by which any property or asset of Conseco is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the loss of a material benefit under, or give to others any right of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Conseco pursuant to, any contract, agreement or other instrument or obligation to which Conseco is a party or by which Conseco or any property or asset of Conseco is bound or affected.

                  (b) The execution and delivery of this Agreement by Conseco do not, and the performance of this Agreement and the consummation by Conseco of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except for (i) applicable requirements, if any, of the Exchange Act and
(ii) the filings and/or notices required under the insurance laws of the jurisdictions set forth in Section 2.3 of the Disclosure Schedule, if any.

                  4.  General Provisions

                  4.1 Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered, telecopied or mailed, by certified mail, return receipt requested, first-class postage prepaid, to the parties at the following addresses:

                           If to Conseco, to:

                                    Conseco
                                    11825 N. Pennsylvania Street
                                    Carmel, Indiana 46032
                                    Attention:       Lawrence W. Inlow, Esq.
                                    Telephone:       (371) 817-6163
                                    Telecopy:        (371) 817-6327

                           If to either Shareholder, to:

                                    Barry J. Hershey
                                    900 Tanglewood Drive
                                    Concord, MA 07142
                                    Telephone:       (508) 369-8933
                                    Telecopy:        (508) 371-7523



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                           with copies to:

                                    Ropes & Gray
                                    One International Place
                                    Boston, Massachusetts 02110
                                    Attention:       Edward Benjamin, Esq.
                                    Telephone:       (617) 951-7000
                                    Telecopy:        (617) 951-7050


All notices and other communications required or permitted under this Agreement that are addressed as provided in this Section 4.1 will, if delivered personally, be deemed given upon delivery, will, if delivered by telecopy, be deemed delivered when confirmed and will, if delivered by mail in the manner described above, be deemed given on the third business day after the day it is deposited in a regular depository of the United States mail. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

                  4.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto.

                  4.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                  4.4 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  4.5 Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any such assignment that is not consented to will be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

                  4.6 Headings, Gender, etc. The headings used in this Agreement have been inserted for convenience and do not constitute matter to be construed or interpreted in connection with this Agreement. Unless the context of this Agreement otherwise requires, (a) words of any gender are deemed to include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms "hereof," "herein," "hereby," "hereto," and derivative or similar words refer to this entire Agreement; (d) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (e) all references to "dollars" or "$" refer to currency of the United States of America; and (f) the term "person" shall include any natural person, corporation, limited



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liability company,  general partnership,  limited partnership,  or other entity, enterprise, authority or business organization.

                           4.7      Invalid Provisions. If any provision of this
Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of the Shareholders or Conseco under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom.

                           4.8      Termination. This Agreement will terminate
automatically immediately upon the earlier to occur of the Effective Time and the termination of the Merger Agreement pursuant to Section 7.1 thereof.

                           4.9      Specific Performance. The parties hereto
agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties will be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.





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             IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                             CONSECO, INC.


                    By:/s/ Stephen C. Hilbert
                       -------------------------
                    Name: Stephen C. Hilbert
                    Title: Chairman of the Board,
                               President and Chief Executive Officer


                    /s/ Barry J. Hershey
                    -------------------
                    Barry J. Hershey




                    /s/ Connie Hershey
                    ------------------
                    Connie Hershey






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